Exhibit 99.2

 J.P. Morgan Presentation  January 12, 2026

 Forward Looking Statements and Disclaimer  The presentation contains forward-looking statements. Statements made or presented may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential,” “should,” “could,” “aim,” “estimate,” “predict,” “continue” and similar expressions or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including express and implied statements relating to the preliminary and unaudited estimate of cash resources as of December 31, 2025 and the preliminary and unaudited estimate of net product revenue for Attruby for the quarter ended December 31, 2025; the commercial success of Attruby; the clinical timeline and clinical and therapeutic potential for the new antibody depleter program for ATTR-CM; the timing and expectations regarding the status and progress of our various clinical trials, including data readouts for these trials; the safety, efficacy and mechanisms and the clinical, therapeutic and market potential of our clinical development programs and our pipeline, including infigratinib, BBP-418, encaleret and BBP-812; expected timing for submitting New Drug Applications with the U.S. Food and Drug Administration (“FDA”) and similar submissions with foreign regulatory authorities, receiving U.S. approval and commencing commercial launch for BBP-418 and encaleret; our anticipated interactions with and feedback from the FDA and similar foreign regulatory authorities; the efficiency of our engine to rapidly and efficiently deliver medicines; our value creation potential for patients; the timing and progress of advancing GondolaBio’s pipeline, including the clinical potential of GondolaBio’s PORT-77 in EPP; our financial position, including our expectations regarding potential market opportunities, and reaching certain clinical and regulatory milestones; the potency and safety of our product candidates, the potential benefits of our product candidates; and the potential for greater patient access to medications, reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing and commercializing therapeutic products, and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, many of which are beyond the Company’s control, the events or circumstances referred to in the forward-looking statements, express or implied, may not occur. The actual results may vary from the anticipated results and the variations may be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak to the Company’s current beliefs and expectations only as of the date of the presentation. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements made or presented at the presentation in the event of new information, future developments or otherwise.  This presentation discusses product candidates that are investigational only and have not yet been approved for marketing by the FDA or any comparable foreign regulatory authority. No representation is made as to the safety or effectiveness of the product candidates for the therapeutic use for which such product candidates are being studied.  Certain information communicated at the presentation may relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, certain information to be communicated at the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, such research has not been verified by any independent source.  Such information is provided as of the date of the presentation and is subject to change without notice. The Company has not verified, and will not verify, any part of this presentation, and the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information to be communicated at the presentation or as to the existence, substance or materiality of any information omitted from the presentation at the presentation. The Company disclaims any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this document or the related presentation and such liability is expressly disclaimed.  This Presentation is for informational purposes only. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  2

 Thank you to our investors for enabling us to deliver hope and medicines to the patients that we serve  3  Fortify results reflect interim analysis data. BridgeBio does not commercialize Nulibry but receives royalties. Truseltiq was withdrawn from the market voluntarily after receiving FDA approval.  Obtained Approval for 3 Medicines  + 2 Ongoing Pivotal Trials  > 8,500  patients impacted by our therapies  > 70  papers published  > 35  academic partnerships  19  INDs  created  < $40M  spend to proof-of-concept data  15  active trials in ecosystem      2 Positive  Phase 3 Results

 Today we will review commercial/late-stage programs and early-stage progress  4  Attruby revenue  Late-stage data and regulatory progress  Early-stage research and our potentially best-in-class EPP program

 Continued Attruby commercial momentum  1Represents preliminary, unaudited results for the fourth quarter ended December 31, 2025, based on management’s current expectations and subject to completion of year end audit procedures. See Forward Looking Statements and Disclaimer on slide 2 regarding risks and uncertainties that could cause actual results to differ.  $146M1  Q4 2025 Net Product Revenue  NEW INFORMATION  5

 Continued Attruby commercial momentum and patient impact  6  6,629  Unique U.S. patient prescriptions for Attruby  1,632  Unique U.S. prescribing HCPs  >25%  Estimated share of NBRx for Attruby  As of December 31st, 2025  NEW INFORMATION

 We continue to study the impact of Attruby across clinical dimensions  …approved product with a  label specifying near-complete stabilization of TTR  First and ONLY…  Reduction in cumulative cardiovascular outcomes within the first month of treatment in patients with ATTR-CM  1 month  Reduction in composite of all-cause mortality and recurrent cardiovascular-related hospitalization events at Month 30  42%  Reduction in the cumulative frequency of cardiovascular-related hospitalization events at Month 30  50%  7

Attruby significantly reduced the risk of CVM or recurrent CVH through Month 30 vs. placebo by 49% with separation of curves starting by Month 1

Estimated Mean Cumulative Events of CVM or Recurrent CVH Through Month 30

(mITT Population, Acoramidis, n = 409; Placebo, n = 202)



Mean Cumulative Events of CVM or Recurrent CVH (Per 100 Participants)
125
100
75
50
25
0
0 3 6 9 12 15 18 21 24 27 30
Time Since Randomization (Months)
HR: 0.51
95% CI: 0.43–0.62
p<0.0001
First 6 months
20
16
12
8
4
0
0 1 2 3 4 5 6

	Acoramidis (n = 409)	Placebo (n = 202)
Participants with CVM or recurrent CVH, n (%)	136 (33.3)	98 (48.5)
Hazard ratio (95% CI)[a]	**0.51** (0.43, 0.62)	
***p* value**	< 0.0001	

Source: Masri et al. (2025) Early, Long-Term Reduction in CV-Outcomes With Acoramidis, JACC; HFSA 2025 Presentation (Masri) Acoramidis Reduces Cumulative Cardiovascular Outcomes Within the First Month of Treatment in Transthyretin Amyloid Cardiomyopathy: Results From ATTRibute-CM

Data are for the mITT population in the ATTRibute-CM study, defined as all the participants who had undergone randomization, received at least one dose of acoramidis or placebo, and had at least one efficacy evaluation after baseline; participants with eGFR < 30 mL/min/1.73 m2 were excluded

aModified Andersen-Gill model with a robust variance estimator, with treatment, age, NYHA class, genotype, eGFR, and log-transformed baseline NT-proBNP as covariates

CI, confidence interval; CVH, cardiovascular-related hospitalization; CVM, cardiovascular mortality; eGFR, estimated glomerular filtration rate; mITT, modified intention-to-treat; NT-proBNP; N-terminal pro-B-type natriuretic peptide; NYHA, New York Heart Association

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Attruby’s advantages stem from the fact that it is the most potent stabilizer

Acoramidis is the only stabilizer with “near complete” stabilization in the label



- ✓ **Sees more target** (superior free fraction)
- ✓ **Binds more target** (superior kd2)
- ✓ **Glues the target together stronger** (enthalpic binding mode)

The multiplicity of advantages to superior stabilization continue to be better understood and elucidated in novel research

RESEARCH ARTICLE | BIOCHEMISTRY

Mass spectrometry footprinting reveals how kinetic stabilizers counteract transthyretin dynamics altered by pathogenic mutations

Francisca Pinheiro, Ravi Kant, Saketh Chemuru, +5, and Salvador Ventura

Edited by Jeffery Kelly, Scripps Research, La Jolla, CA; received July 25, 2025; accepted November 19, 2025

December 31, 2025 | 123 (1) e2519908122 | https://doi.org/10.1073/pnas.2519908122

“Our thermodynamic analysis further supports the notion that binding enthalpy (ΔH), not affinity (Kd or ΔG), better predicts the conformational stabilization imparted by kinetic stabilizers.... These results underscore the need to prioritize enthalpy-driven interactions during stabilizer design.”

"Given the variability in stoichiometry in the experiments between tafamidis and AG10 and TTR, **the data always tell the same story, that AG10 is better than tafamidis** as would be expected from the determined binding constants.”

– Prof. Jeffery Kelly (inventor of tafamidis) in email correspondence with Dr. Isabella Graef, February 12, 2013. Bold added.

Nelson et al., Amyloid 2020; 28(1), 24–29. Miller, M. et al. J Med Chem. 2018;61:7862-7876. Pinheiro, F. et al. Proc Natl Acad Sci U.S.A. 2026; 123(1) e2519908122. AG10 is the former internal development code for Attruby/Beyonttra (acoramidis).

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Along with work on Attruby, BridgeBio has initiated a depleter program to explore the potential of ATTR-CM disease reversal

NEW PROGRAM

ATTR-CM Disease Pathophysiology

Existing TTR therapies target upstream tetramer stabilization and synthesis…

…but unmet need remains for patients with existing amyloid deposits for downstream clearance



Liver
TTR Tetramer
Misfolded amyloidogenic monomer
TTR Fibril
Restrictive cardiomyopathy via TTR fibril deposition

Attruby

Near-complete stabilizer that prevents dissociation of TTR tetramers into monomers

Depleter

Monoclonal antibody that clears existing amyloid deposits via macrophage-mediated phagocytosis

Led by Renowned Antibody Expert



Dr. Richard Scheller

- Former Professor, Stanford
- Former CSO, Genentech
- Former EVP and Executive Committee, Roche Genentech
- Chairman of R&D, BridgeBio

Source: Wanniarachchige et al., 2025

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NEW PROGRAM

BridgeBio's depleter is engineered across 4 novel properties for potential differentiation on clinical efficacy and dosing convenience

Depleter Mechanism of Action



Antibody binds to TTR fibril
1
Antibody-fibril complex is engulfed by macrophage via FcγR
2
Cardiac Interstitium pH 7.4
FcRn
FcγR
3
Antibody releases fibril inside endosome for degradation
pH 6.0
4
Antibody is recycled via FcRn back to cardiac interstitium
Intercellular space (macrophage)
Lysosome
Degradation of non-FcRn bound proteins
Recycling Endosome
Keywords
TTR Fibril
TTR Tetramer
Antibody
FcγR
FcRn

BridgeBio's Differentiated Target Properties

1. **Improved fibril:tetramer binding ratio**
   - >10× preferential binding to misfolded TTR fibrils vs. native TTR tetramers

   ➔ **Binds more target**

2. **Faster macrophage recruitment**
   - First depleter to activate Fcγ receptors to boost macrophage activity

   ➔ **Clears more target**

3. **pH sensitivity**
   - Intentionally designed for pH-dependent antigen release inside macrophages

   ➔ **Extends antibody half-life**

4. **Half-life extension**
   - First depleter engineered for enhanced FcRn binding

   ➔ **Extends antibody half-life**

Program expected to advance into the clinic in 2027–2028

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Limitations of first-generation depleters highlight the opportunity for a next-generation depleter to better serve patient needs

NEW PROGRAM

	Competitors		BridgeBio	
Property	**Company A**	**Company B**	**BridgeBio's Depleter**	**Why it Matters**
1 Improved fibril:tetramer binding ratio	×	Limited	✓ >10× preferential binding to misfolded TTR fibrils vs. native TTR tetramers	• Maximizes on-target engagement with misfolded TTR fibrils • Minimizes unintended clearance of physiologic TTR tetramers
2 Faster macrophage recruitment	×	×	✓ First depleter to activate Fcγ receptors to boost macrophage activity	• Accelerates amyloid clearance • Potentially enables earlier time to separation on clinical endpoints
3 pH sensitivity	Limited	×	✓ Intentionally designed for pH-dependent antigen release inside macrophages	• Enables antibody recycling after phagocytosis
4 Half-life extension	×	×	✓ First depleter engineered for enhanced FcRn binding	• Extends circulating half-life • Enables more convenient dosing vs. monthly IV infusions

Note: Green = favorable; orange = unfavorable; grey = in-between.

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 2K  7K  9K  LGMD2I/R91,2 (US + EU)  (Phase 3 fully enrolled and positive interim  analysis topline announced as of Oct. 2025)  Fukuyama congenital muscular dystrophy  (Japan)  BBP-418  Status: Positive Phase 3 Interim Result in LGMD2I/R9  Addressable people by indication  (current population with addressable mutations)  1 Liu, et al. Genetics in Medicine. 2019; 2 Includes all patients with potentially treatable mutations in FKRP, FKTN, and ISPD; 3 Eichstadt et al Clin Cosmet Investig Dermatol; 4 Cure Duchenne and Sarepta; 5 MDA and Friedreich’s Ataxia Research Alliance; 6 Evaluate; 7 M&A value of Reata  Product  Indication  Dystrophic Epidermolysis Bullosa  DMD w/ amenable exon 51 mutations  Friedreich’s Ataxia  Prevalence (US)  ~4K3  ~1.3-2K4  ~4-5K5  Projected peak year sales (US)6 / Market cap  $640M / $7.6B  $541M / $2.5B  $565M / $7.3B7  Analogous markets to LGMD2I/R9

 Unprecedented, clinically meaningful improvement across all pre-specified endpoints and well-tolerated safety profile at interim analysis  MET PRIMARY AND ALL KEY SECONDARY ENDPOINTS VS. PLACEBO  14  1.8x  increase in glycosylated αDG at 3 months  82%  decrease in CK at 12 months  Faster ambulation  compared to deterioration on placebo  Improved pulmonary function  compared to deterioration on placebo  (p<0.0001)  An appreciable share of patients achieved normal levels on some measures in just 1 year  Well tolerated  safety profile  (p<0.0001)  (p<0.0001)  (p=0.0071)  Low discontinuation rate; higher in PBO arm  αDG = alpha dystroglycan; PBO = placebo; CK = creatine kinase Source: Data on file

 -20  -15  10  15  20  L276I homozygous Other FKRP genotype  12 to <18 years  18 to 60 years  FVC (baseline): ≥80%  FVC (baseline): 40-80%  -1.00  -0.75  -0.50 -0.25 0.00 0.25 0.50 0.75 1.00  L276I homozygous Other FKRP genotype  12 to <18 years  18 to 60 years  FVC (baseline): ≥80%  FVC (baseline): 40-80%  Planned subgroup analyses show consistent benefit of BBP-418 vs.  placebo in all subgroups across α-controlled efficacy endpoints at 12 months  15  Biomarker  Forced vital capacity (% predicted)  LS Mean Difference (95% CI)  100-meter timed test (m/s)  LS Mean Difference (95% CI)  Functional  Note: 1 Pre-specified inferential statistics not performed for subgroups representing <15% of all participants in relevant analysis set; αDG=alpha dystroglycan; PBO=placebo; FKRP= Fukutin Related Protein; FVC=forced vital capacity. Source: Data on file  Glycosylated αDG (% of control)  LS Mean Difference (95% CI)  L276I homozygous Other FKRP genotype  12 to <18 years Not calculated1  18 to 60 years  FVC (baseline): ≥80%  FVC (baseline): 40-80%  -50 -40 -30 -20 -10 0 10 20 30 40 50  Favor placebo Favor BBP-418  Serum creatine kinase (U/L)  LS Mean Difference (95% CI)  L276I homozygous Other FKRP genotype  12 to <18 years Not calculated1  18 to 60 years  FVC (baseline): ≥80%  FVC (baseline): 40-80%  4,000 3,000 2,000 1,000 0 -1,000 -2,000 -3,000 -4,000  Favor placebo Favor BBP-418  -10 -5 0 5  Favor placebo Favor BBP-418  Favor placebo Favor BBP-418  NEW INFORMATION

 BBP-418 treated patients experienced highly clinically meaningful  2.6 point benefit on NSAD relative to placebo even at early 12-month timepoint  16  -1.3  1.3  -1.5  -1.0  -0.5  0.0  0.5  1.0  1.5  Placebo  (n=22)  BBP-418  (n=46)  p=0.0001*  Change from baseline in NSAD (points)  Source: Data on file.  Improved gross motor function  Even a 1-point difference in NSAD can mean…  Requiring someone’s help to get up  Able to get up from a fall  Requiring assistance or mobility aids  Able to use stairs or steps  Able to toilet independently  Asking for help to get up from toilet  NSAD (primary endpoint at 36 months) benefit is highly clinically meaningful even at 12 months  * Nominally statistically significant based on exploratory analysis; analysis not part of alpha-controlled hierarchy at interim analysis  NSAD = North Star Assessment for Limb-Girdle Type Muscular Dystrophies; Least-Squares Mean Change from Baseline at 12-month timepoint  NEW INFORMATION

 We completed a successful meeting with the FDA and they  17  We anticipate filing an NDA with the FDA in 1H 2026  recommended orienting our NDA toward traditional and full approval  All data from the Phase 3 FORTIFY study were presented to the agency, including key sensitivities  FDA acknowledged the data “…demonstrate consistent treatment effects on multiple efficacy endpoints”  FDA recommends orienting NDA toward traditional approval  NEW INFORMATION

Encaleret

Status: Positive Phase 3 Result in ADH1



Addressable people by indication in US

(current population with ADH1)

12K Individuals with ADH1
~12K ADH1 prevalent population in the US based on 4 population databases[1-2]

9K Symptomatic
73% of patients with ADH1 are symptomatic[3]

3K – 5K Currently Addressable
40-60% of symptomatic ADH1 patients are estimated to be diagnosed today; anticipate increase



An analogous market to ADH1 is XLH

(X-linked Hypophosphatemia)

	XLH	ADH1
Prevalence (US)	12K[4]	12K
Disease burden	Hypophosphatemia	Acute - hypocalcemia Chronic - hypercalciuria
Standard of care	Vitamin D, daily phosphate[5]	Vitamin D, daily calcium
Registrational endpoint	Serum phosphate	Serum and urine calcium
Projected peak year sales	$2B+[6]	$1B+

[1]Dershem, J. et al. Amer. J. Hum. Genetics, 2020. [2] Chang, J.B. et al. Amer. J. Hum. Genetics, 2025. [3]Roszko, K.L. et al. JBMR, 2022.
[4]Dahir, K. et al. J. Endocr. Soc., 2020. [5]Munns, C.F. et al., JBMR Plus., 2023. [6]Evaluate Pharma.

 CALIBRATE achieved & exceeded all criteria set forth as an upside  target, with a 76% responder rate following 24 weeks of encaleret treatment  Upside Target Clinical Profile  Outcome Observed  Statistically significant primary analysis result compared to conventional therapy  Primary endpoint met (p <0.0001) demonstrating superiority to conventional therapy  At Week 24, ≥50% of study participants achieve  target serum and urine Ca on encaleret  76% (34 out of 45) achieved target serum and urine Ca on encaleret vs. 4% on conventional therapy  Majority of participants randomized to encaleret able to remain independent from conventional therapy1  Among encaleret responders at Week 24, none required conventional therapy during Period 31  At Week 24, mean iPTH within normal range on encaleret  >90% of participants administered encaleret achieved iPTH above the lower limit of the reference range  Comparable safety and tolerability profile to conventional therapy  Encaleret was well-tolerated; no discontinuations related to study drug            19  1Requirement for conventional therapy defined as oral calcium >600 mg/day and/or active vitamin D during Period 3.  Ca = Calcium; iPTH = Intact Parathyroid Hormone. Encaleret is an investigational drug. Its safety and efficacy have not been fully evaluated by any regulatory authority.

 >90% of CALIBRATE participants administered encaleret demonstrated a pharmacologic response  Primary Analysis – Within Group  Week 4 SoC (N=45)  Week 24 Encaleret (N=45)  p-value3  Number of Participants Meeting The Primary Endpoint (Responder status)1,2  2  34  Proportion, %  4%  76%  Difference in Proportion of Responders (95% CI)  71% (58%, 84%)  <0.0001  Key Secondary Analysis – Within Group  Week 4 SoC (N=45)  Week 24 Encaleret (N=45)  p-value3  Number of Participants With iPTH ≥ LL Reference Range  3  41  Proportion, %  7%  91%  Difference in Proportion of Responders (95% CI)  84% (74%, 95%)  <0.0001  20  1The primary endpoint assessed responder status of participants who achieved both corrected serum calcium and 24-hour urine calcium in the target range at the completion of the maintenance periods.  2Participants randomized to receive encaleret who required doses of elemental calcium >600 mg/day for >7 days during Period 3 were evaluated as non-responders. 3Analyzed by McNemar’s test. CI = Confidence Interval; iPTH = Intact Parathyroid Hormone; LL = Lower Limit

NEW INFORMATION

BridgeBio is pioneering efforts to enable the successful launch of encaleret, potentially the first calcilytic molecule to be approved for any condition

Expanded availability of testing through sponsored genetic testing program

Detect Hypopara

BridgeBio sponsored genetic testing available for providers & patients at no cost

Enabled creation of new ICD-10 code dedicated to ADH1 & ADH2

E20.810

Billable ICD-10 code associated with ADH1 & ADH2

Enabled update to treatment guidelines specifying need for genetic testing[1]

"We recommend genetic testing and/or family screening in a patient with nonsurgical HypoPT without other obvious aetiology."

Encaleret has a first-to-market opportunity to potentially establish a new standard of care in ADH1 while benefiting from ecosystem tailwinds supporting patient identification

[1]Included in updated best practice recommendations for diagnosis and management of hypoparathyroidism (Khan, A. A. et al., Metabolism, 2025.) and European Society of Endocrinology (ESE) treatment guidelines (Bollerslev, J. et al., Eur. J. Endocrinol., 2025.)

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 Over a 24-month period, >1,700 unique patients were diagnosed with ADH in the US  1Compounded Monthly Growth Rate (CMGR) since the code’s introduction in Oct. 2023. 2Komodo Claims Data, October 2023-September 2025. ICD10 Code E20.810 (Autosomal Dominant Hypocalcemia). 3Based on analysis of Symphony and Definitive Healthcare Claims Data for ICD-10 Code E20.810.  Cumulative ADH Patients Diagnosed2  1,000  800  600  400  200  0  10/23 01/24 04/24 07/24 10/24 01/25 04/25 07/25 10/25  ~50% of HCPs diagnosing ADH patients manage ≥5 non-surgical hypoparathyroidism patients3  1,200  1,800  1,600  1,400  17% CMGR  NEW INFORMATION  22

 Encaleret has the potential to be an orally administered option for patients with chronic hypoparathyroidism (CHP)  1Bollerslev, J. et al., Eur Jour of Endocinol., 2025. 2Khan, A.A. et al., Metabolism, 2025. 3Hartley, I.R. et al., presented at ASBMR 2025 Annual Meeting. ASBMR = American Society for Bone and Mineral Research  NEW INFORMATION  23  Encaleret has the potential to normalize blood and urine calcium in CHP patients  CHP patients present similarly as ADH1 patients (i.e., hypocalcemia and hypercalciuria)  Current guidelines specify normalization of blood and urine calcium as therapeutic goals1,2  In a Phase 2 study (N=10) presented at the ASBMR 2025 meeting, encaleret demonstrated a PTH-independent effect to normalize blood and 24-hour urine calcium in 80% of study participants within 5 days3  Announcing the RECLAIM-HP Phase 3 Study of Encaleret in CHP Initiating in 2026  Completed successful End of Phase 2 interaction with the FDA  Phase 3 registrational trial to evaluate encaleret in CHP  Primary endpoint will assess achievement of target blood and urine calcium

RECLAIM-HP Phase 3 study of encaleret in chronic hypoparathyroidism to initiate in Summer 2026

NEW INFORMATION

RECLAIM-HP: Global, multi-center, randomized, double-blind, placebo-controlled study



Double-blinded treatment period
Screening
Randomization
2-14 days
Encaleret + Conventional Therapy[1]
Titration Period
Encaleret + Conventional Therapy[1]
Maintenance Period
PBO + Conventional Therapy[1]
Titration Period
PBO + Conventional Therapy[1]
Maintenance Period
Open-Label Extension
Period 1
Weeks 1-20
Period 2
Weeks 20-24
OLE
Weeks 24-215

Primary Endpoint Proportion of participants achieving albumin-corrected blood and urine calcium within target range

[1]Conventional therapy includes a combination of oral activated vitamin D and/or calcium supplements
PBO = Placebo

24

Infigratinib

Status: LPLV in Phase 3 in achondroplasia



55,000 individuals with achondroplasia in US/EU

Represents diagnosed and addressable ACH population with open growth plates

$5B+ potential global market

[1]CDC birth estimates; EU Eurostats birth estimates; Foreman, et al. Am J Med Genet. 2020.; Bober, et al. Gene Reviews. 2020.; Wenger, et al. Gene Reviews. 2020.; Al-Namman, et al. J Oral Biol Craniofac Res. 2019. [2]Achondroplasia market includes all approved drugs.

 Last participant last visit completed; Topline expected Q1 2026  Pivotal Phase 3 Study in children and adolescents (3-<18 years) with achondroplasia and open epiphyses  Phase 2 Study In Infants & Toddlers from birth to less than age 3 with achondroplasia  Full enrollment completed for Phase 2 portion; data expected 2H 2026  2/3  Phase 2 study followed by a Phase 3 study in children and adolescents with hypochondroplasia  First participant enrolled  NEW INFORMATION  We have achieved LPLV on PROPEL 3 and expect topline in Q1,  and we have made significant operational progress on expansion opportunities  26

Infigratinib: Defining characteristics of a potentially best-in-class program in the ACH landscape

Designed to target achondroplasia at its genetic source: FGFR3 overactivation
Addresses not just overactivation of the MAPK pathway (chondrocyte hypertrophy), but also STAT1 (chondrocyte proliferation) and all other downstream pathways

Achieved profound efficacy in animal models, beyond just long bone growth
In mouse models of achondroplasia, treatment with infigratinib showed an increase in proximal and distal long bone length (femur +21%, humerus +12%, tibia +33%, ulna 22%, and radius +24%) and foramen magnum area (+17%)[5]

Demonstrated the largest degree of efficacy (across multiple dimensions[1]) across any clinical trial for ACH[2]

1. Mean change from baseline in AHV: +2.51 cm/yr at M12
2. Mean absolute AHV: >6 cm/yr at M12
3. Mean change in height Z-score compared to ACH growth charts: +0.36 SD at M12
4. Mean improvement in upper-to-lower body segment ratio (proportionality): Decrease of 0.12 (P=0.001)

Received the only Breakthrough Designation from the FDA for ACH
Met the regulatory requirement of showing preliminary evidence of substantial improvement over SoC

Designed to be taken as a daily oral, avoiding side effects associated with CNPs and repeated injections
Avoids symptomatic hypotension[1], injection site reactions[1], and the psychosocial burden of receiving/administering repeated injections[3,4]

[1]Savarirayan et al, NEJM, 2024; [2]For monotherapy trials in ACH; [3]Antal et al, Journal of Pediatric Psychology, 2011; [4]Jacobse et al, European Journal of Pediatrics, 2019; [5]Komla-Ebri et al, J Clin Invest. 2016.

27

 Infigratinib sprinkle capsules are being developed for oral administration1,2  28  1Savarirayan R, et al. N Engl J Med. 2024;392(9):865–874. 2BridgeBio data on file.  *Infigratinib is an investigational agent that is not approved for use by any regulatory authority. Size 2 capsules are shown in photo.  Infigratinib is being studied in children over 3 years of age with achondroplasia (0.25 kg/mg/day) as a sprinkle capsule  Capsules can be swallowed whole or content (granules) sprinkled on soft food  The dosage strength of each capsule depends on how many granules are inside  Each child’s dose is based on their weight  Capsules  (17 mm long*)  Granules  (2 mm long)

 BridgeBio has developed a validated evidence-based perspective to forecasting market share performance  29  Comprehensive market surveys indicated 30-40%+ Attruby share  Attruby future competitive market share  25  30 35 40  % market share  45  ATTR-CM  experienced prescribers N = 200  Stated share  Adjusted share  60  Analog research shows 2nd entrants achieve average ~37% share  Average  25th percentile  75th percentile  ML-based empirical analysis enables high fidelity drug launch modeling  % market share  Normalized sales  Years from launch  Drug launch sales, archetype cluster grouping Median line with 25th – 75th percentile shaded  We have analyzed >900 drug launches and built a proprietary algorithm capable of categorizing launch profiles into archetypes and predicting future revenue     Note: Stated share adjusted for historical performance of demand study market research on new product launches.  Source: BridgeBio market research HCP surveys (n = 184 & n=200), Evaluate Pharma, PhAST Rx, Advisory board, IQVIA LAAD data set

Our market research indicates that infigratinib could capture >50% of treated market share, primarily driven by the favorable oral administration and MOA

Attribute	TPP for testing market share
Indication	• Children **(3 – 18 years)** with achondroplasia and open epiphyses
MOA	• **Selective FGFR1-3 tyrosine kinase inhibitor**
Dosing and Administration	• **Once daily capsules** (containing minitablets swallowed whole/chewed/sprinkled on soft foods)
Primary Endpoint	• Statistically significant improvement in change from baseline in annualized height velocity (AHV): **+1.5 cm/year** vs. placebo
Safety & Tolerability	• Well-tolerated AE profile: No injection site reactions or symptomatic hypotension. Less than 10% rate of hyperphosphatemia.

Potential share for ACH children
% of treated children
(N = 95 HCPs; represents ~37% of current market)



20%
28%
52%
CNP Analog (Daily)
CNP Analog (Weekly)
Infigratinib
% of treated children

[1]BridgeBio market research (Analyses from ACH demand forecast Aug – Oct 2025); % of children; patient-weighted responses from n=95 HCPs; Q: Based on the information you just reviewed, please think about how you might decide to prescribe pharmacological therapy to the next 10 children you see who fall into each of the following clinical scenarios. For each scenario, how many of these children would you expect to prescribe each of the following treatment options?

30

 BBP-812  Status: Pivotal trial ongoing in Canavan disease  Canavan disease (CD) is an ultra-rare neurodegenerative disease with ~1,000 patients across the US and EU  CD is usually fatal within the first two decades of life, and  >25% of patients die by the age of 10 years1  Children with CD exhibit global and severe cognitive, motor, and language impairment, missing or regressing on most developmental milestones  Children with CD require around the clock care – they cannot hold their heads up, sit, crawl, walk, are generally unable to speak, and suffer from seizures and spasticity  There are no therapies available for Canavan disease  Canavan disease is a fatal, neurodegenerative and ultra-rare pediatric disease with no approved therapies

NEW INFORMATION

Current path to a potential BLA filing in 2027 based on reductions in urine NAA (surrogate endpoint) supported by motor function improvements

Urine N-acetylaspartic acid (NAA) levels


%Change from Baseline Urine NAA
%Change from Baseline
Study Day
Dosing Day
Low Dose
102-101-009
102-105-010
102-101-011
102-105-012
102-106-013
102-105-014
102-101-015
102-105-017
102-101-018

- **BBP-812 dose-dependently reduces urine NAA** to levels associated with only mild disease
- **FDA is open to the use of urine NAA as a surrogate endpoint** to support accelerated approval of BBP-812

Hammersmith Infant Neurological Examination (HINE-2) Trajectory


Change in HINE-2 Total Score
Months since Baseline
Natural History
BBP-812 – Low Dose
BBP-812 – High Dose

- Trajectory analysis shows **clear, dose-dependent separation in HINE-2 total score** with BBP-812 vs. natural history study
- Children are also showing **improvement on key motor metrics such as sitting, head control, and reaching / grasping**

Source: 10 December 2025 data cut, N = 18

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 Centralized scale + disease-level focus = ability to have multiple, focused launches  33  Deep program expertise Dedicated affiliate teams stay with programs over time, building deep clinical and community knowledge  Tailored launch strategies  Each program can pursue the right access, positioning, and sequencing approach  Sharper execution  Smaller, specialized markets benefit from tailored approaches  Benefits of execution at the decentralized program level  Benefits of centralized commercial model  Build once, scale many  Build commercial capabilities once and leverage across launches  Cost synergies  Leverage fixed costs; Limited incremental additional costs per rare disease launch  Compound launch expertise  Apply cross-launch insights in both competitive and first-in-class markets to systematically de-risk execution  +  +  +  Commercial Platform

 Our future: It’s still day 1 in genetic disease  34

 We are at day 1 of genetic medicine  35  Maher Nature 2008; Manolio Nature 2009.  “..we show that 12,111 independent SNPs that are significantly associated with height account for nearly all of the common SNP-  based heritability.”  - Yengo et al, Nature 2022  “We identified 15 traits with no significant difference between WGS-based and pedigree-based heritability estimates, suggesting their heritability is fully accounted for by WGS data.”  - Wainschtein et al, Nature 2025  Today, missing heritability is being explained

 From the missing heritability to the missing mechanism  Variant effect prediction: Alphamissense  Pangenome graphs  Disease prediction: MILTON  36   Feedback loops in these tools make genetics more  actionable for drug development  Biological signal can be preserved from variant  mechanism  intervention  High throughput perturbation assays  Advances in AI and computational  tools  Context-, cell type-, and state-dependent multiomics  Saturation of genetic variants affecting human traits  Larger Biobanks: UKB, AOU, ADG, etc.  WGS for non-coding rare variants  Long-read sequencing for complex SVs  Cell atlases: Human Cell Atlas, Tabula Sapiens  Tissue mapping: HuBMAP  Large-scale compendia: CellxGENE, TenK10K  Perturb-seq to perturb every single gene across the genome  MAVE to perturb every possible variant within a gene

 Example #1: The GondolaBio pipeline features a diverse set of programs across therapeutic areas and modalities  37  GondolaBio is an independent company from BridgeBio. As of December 31, 2025, BridgeBio has a 27.5% stake in GondolaBio. BridgeBio’s interest in GondolaBio is subject to reduction as additional tranches of capital contributions are funded.  NEW INFORMATION  Indication  Patient Population (US+EU)  Discovery  Lead Op  IND  Enabling  Phase 1  Phase 2  Erythropoietic Protoporphyria (EPP)  25k  Autosomal Dominant Polycystic Kidney Disease (ADPKD)  300k  Alpha-1 Antitrypsin Deficiency (AATD)  200k  Charcot-Marie-Tooth 1A (CMT1A)  130k  Neurofibromatosis Type 1 (NF1)  200k  Hereditary Pancreatitis  30k  Fibrous Dysplasia  50k  Tuberous Sclerosis Complex 1/2 (TSC)  65k  Genetic Epilepsy Driven by SynGAP1 Mutations  15k  Dup15q Developmental Epileptic Encephalopathy  20k  Recurrent Oxalate Kidney Stones  300k  Best vitelliform macular dystrophy  15k  Early onset preeclampsia  40k  +4 discovery programs

Example #2: The Phase 2 Erythropoietic Protoporphyria (EPP) program targets a genetic disease with high unmet need

EPP has severe health consequences…



Sunlight causes skin damage and excruciating pain leading to severely impaired lifestyle and quality of life

Liver stress and liver damage are also common (20-30%), with a small portion of patients (5%) experiencing liver failure requiring transplant

Symptoms present at 4 years on average and are lifelong

Standard of care is limited; a tanning agent partially improves symptoms and QoL but does not modify the disease

…and affects a large patient population


US & EU pop
~7.5K
~10K
~12K
~13K
~14K
~14K
~20-25K+
Pompe
DMD Exon Skipping
PNH
Frederick's ataxia
HAE
Fabry's
EPP

20-25k+ EPP patients in the US and EU

- 10-14k in US estimated from multiple independent claims datasets
- Internal genomic prevalence estimates 45-70k genetic incidence in US + EU, with incomplete penetrance and underdiagnosis

Source: Balwani et al. 2017; Balwani et al. 2019; Prevalence estimates on GnomAD, TopMed, Orphanet, DelveInsights, Canaccord (2025), Deutsche Bank (2025), Dinu et al. (2021), Amicus Corporate Presentation (2025), Komodo Claims

38

 The pathomechanism of EPP is driven by the heme biosynthesis intermediate protoporphyrin nine (PPIX) in plasma and bile  Inhibition of ABCG2 prevents the transport of PPIX out of red blood cells to the plasma  Sunlight and liver efficacy  Dual mechanism that lowers plasma and bile PPIX may address both the phototoxic and hepatobiliary impacts of EPP  Avoid CNS side effects  Novel mechanism that does not modulate glycine or other neurotransmitters to prevent headaches, dizziness, or daytime sleepiness  Shorten onset of protection  Rapid ABCG2 inhibition mechanism to maximize speed of protection after dosing  PORT-77  The Portal small molecule PORT-77 is designed as a potentially best-in-class disease modifying therapy to meet three main criteria  39

 PORT-77 targets EPP at its source by preventing transport of PPIX out of red blood cells into the plasma, skin, and bile  Source: Internal Data  40  PPIX  RBCs  Plasma, skin, bile  ABCG2  PORT-77 has a potential best-in-disease drug profile  Mechanism  PPIX  RBCs  PPIX  Plasma, skin, bile  ABCG2 inhibition keeps PPIX out of the plasma, skin, and bile  ABCG2 inhibition  PORT-77 is a small molecule ABCG2 inhibitor  Orally bioavailable  15nM IC50 for ABCG2 inhibition  Highly selective for ABCG2 over other transporters  Human half-life (t1/2): 10-21 hrs  Favorable ADME properties  Composition of matter IP through at least 2044  Which addresses all aspects of EPP safely and rapidly  Addresses both skin and liver symptoms  Highly safe and well-tolerated in preclinical + phase 1 dosing  No CNS side effects  Onset of action in minutes vs weeks

 PORT-77 is being investigated in the GATEWAY Phase 2a trial  Placebo  High Dose PORT-77  Period 1  (treatment sequence blinded to participant)  Period 2  Follow-up  Low Dose PORT-77  placebo  Exploratory clinical endpts  Endpoints  Change in plasma PPIX as  Safety and tolerability compared to baseline and  PK in EPP patients  Single-blind, randomized, placebo-controlled cross-over  In-clinic dosing, single-site  Design  Study population  EPP patients  Age 18 years or older  Days 1-4  Days 5-8  Day 9  41

 -90%  -80%  -70%  -60%  -50%  -40%  -30%  -20%  -10%  0%  Baseline  PORT-77 has shown the largest PPIX reduction seen to date, reaching steady state within days  Low Dose (n=6):  ~55%  High Dose (n=6):  ~75%  Dose dependent reductions in Plasma PPIX (relevant disease compartment) observed  Largest PPIX reduction seen to date with ~75% at high dose  Rapid PPIX reduction to steady state within days  PPIX reduction in Literature and past studies  Day 1  Day 2  Day 3  Day 4  42  NEW INFORMATION  Note: Baseline defined as the pre-dose value on Day 1 of treatment period (D5 of study). Treatment measurements are averages within a day; Source: Internal data

 Significant PPIX reduction seen in the Phase 2a, regardless of baseline PPIX value  0  20  40  60  Subject E: -98%  80  100  GATEWAY PPIX reduction at Steady State (n = 12)  120  Baseline  Day 4 12h  Subject K: -41%  Subject B: -55%  Subject J: -60%  Subject H: -91%  Subject A: -19%  Subject C: -80%  Subject I: -57%  Subject D: -77%  Subject G: -84%  Subject L: -80%  Subject F: -59%  % PPIX reduction between Baseline and Steady State:  Baseline PPIX value (ug/dL)  Steady State (D4 12H)  Subject A  41  -19%  Subject B  104  -55%  Subject F  52  -59%  Subject G  31  -84%  Subject K  108  -41%  Subject L  53  -80%  Subject C  68  -80%  Subject D  22  -77%  Subject E  83  -98%  Subject H  99  -91%  Subject I  67  -57%  Subject J  99  -60%  Low dose High dose  Note: Baseline defined as the pre-dose value on Day 1 of treatment period (D5 of study). D4 12H was the last timepoint of the treatment period (D8 of study); Source: Internal data.  Significant responses regardless of baseline value  Every subject decreased varying from 20% to 98%  Smallest reduction in high dose was 57%  NEW INFORMATION  43 safety and tolerability signals identified to date in the Phase 1 and Phase 2a trials  PORT-77 has a clean safety profile across dose levels with no SAEs or NEW INFORMATION  Predose (n=12)  Placebo (n=12)  PORT-77 Treatment (n=12)  Subjects with any TEAE  3 (25%)  7 (58%)  5 (42%)  TEAEs leading to discontinuation  0  0  0  SAEs  0  0  0  Common TEAEs  Headache  2 (17%)  3 (33%)  0  Nausea  0  4 (33%)  3 (25%)  Loose stools  0  1 (8%)  2 (17%)  No SAEs, no discontinuations, and AEs balanced across placebo and treatment period (likely viral)  Source: Internal data  44

 The EPP program has achieved proof-of-concept for a potential best-in-disease profile  Consistent and potential best-in-class PPIX reduction;  Dual-mechanism independently treating sunlight and liver symptoms  Clean safety profile with no notable AEs in treatment group and lack of CNS effects to date  PPIX reduction seen within hours, days to steady-state effect  45

Continued progress across the BridgeBio ecosystem

BBOT
BridgeBio Oncology Therapeutics

bridgebio

gondolabio

Discovery
- BVMD
- Preeclampsia
- + 4 Other Programs

Lead Op
- Hereditary Pancreatitis
- SYNGAP1
- TSC Kidney Stones
- Dup15q
- Fibrous Dysplasia
- NF1

Pre-IND
- ADPKD
- CMT1A
- AATD

Proof-of-Concept
- $KRAS^{G12C}$ ON / OFF
- Hypochondroplasia
- EPP
- PanKRAS
- RAS:PI3Kα Breaker

Pivotal
- Canavan
- ADH1
- Chronic HP
- Achondroplasia
- LGMD2I/R9

Commercial
- ATTR-CM

As of December 31, 2025, BridgeBio has an 18.2% ownership stake in BridgeBio Oncology Therapeutics and a 27.5% ownership stake in GondolaBio. BridgeBio Oncology Therapeutics and GondolaBio are independent companies from BridgeBio. BridgeBio's interest in GondolaBio is subject to reduction as additional tranches of capital contributions are funded.

46

NEW INFORMATION

Key takeaways today – significant momentum across the portfolio

ATTR-CM	• Attruby: $146M[1] in Q4 net product revenue; 6,629 unique patient prescriptions; and >25% NBRx share • New antibody depleter program announced for ATTR-CM
Infigratinib	• LPLV for Phase 3 achondroplasia trial achieved • LPI for Phase 2 hypochondroplasia trial achieved
BBP-418	• Broad benefit of BBP-418 in all subgroups across α-controlled efficacy endpoints at 12 months • Highly clinically meaningful and stat sig. 2.6 point benefit on NSAD relative to placebo at 12 months • Recommendation from FDA to orient NDA toward traditional approval
Encaleret	• Rapid uptake in diagnosis of ADH1 with >1,700 unique patients identified in claims since October 2023 • FDA alignment on and path forward with Phase 3 RECLAIM-HP trial in Chronic HP; expected to initiate in summer 2026
BBP-812	• Additional data demonstrating dose-dependent reductions in urine NAA and motor function improvements • Current path to potential BLA filing in 2027
GondolaBio	• Positive Phase 2a data for PORT-77 in EPP

[1]Represents preliminary, unaudited results for the fourth quarter ended December 31, 2025, based on management's current expectations and subject to completion of year end audit procedures. See Forward Looking Statements and Disclaimer on slide 2 regarding risks and uncertainties that could cause actual results to differ. Note: Unique patient prescriptions and NBRx share as of 12/31/2025. GondolaBio is an independent company from BridgeBio. As of December 31, 2025, BridgeBio has a 27.5% stake in GondolaBio. BridgeBio's interest in GondolaBio is subject to reduction as additional tranches of capital contributions are funded. NSAD=North Star Assessment for Girdle Type Muscular Dystrophies. EPP = Erythropoietic Protoporphyria

47

NEW INFORMATION

We are well-financed to hit a drumbeat of potential milestones in 2026 and beyond

BridgeBio ended 2025 with $587.5M[1] in cash, cash equivalents, and marketable securities

Cash burn declined in Q4 2025 relative to Q3 2025, driven by rising revenues and improving operating leverage

1H 2026

- **Infigratinib: ACH Topline**
- **Encaleret: Initiate P2/3 pediatric ADH1**
- **Encaleret: NDA filing**
- **BBP-418: NDA filing**

2H 2026

- **Infigratinib: HCH P2 data readout**
- **Encaleret: Initiate P3 CHP trial**

1H 2027

- **Encaleret: FDA approval and product launch**
- **BBP-418: FDA approval and product launch**

[1]Represents preliminary, unaudited results as of December 31, 2025, subject to completion of year-end audit procedures. See Forward Looking Statements and Disclaimer on slide 2 regarding risks and uncertainties that could cause actual results to differ. ACH=achondroplasia. HCH=hypochondroplasia. CHP=chronic hypoparathyroidism. Dates reflect anticipated timing.

48 b